Exhibit 99.1

Exhibit 99.1

Connect to Health™

Allscripts Investor Presentation – October 2009

Forward Looking Statements

This communication contains forward-looking statements within the meaning of the federal securities laws. Statements regarding future events, developments, the Company’s future performance, as well as management’s expectations, beliefs, intentions, plans, estimates or projections relating to the future are forward-looking statements within the meaning of these laws. These forward-looking statements are subject to a number of risks and uncertainties, some of which are outlined below. As a result, actual results may vary materially from those anticipated by the forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: the volume and timing of systems sales and installations; length of sales cycles and the installation process; the possibility that products will not achieve or sustain market acceptance; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; competitive pressures including product offerings, pricing and promotional activities; our ability to establish and maintain strategic relationships; undetected errors or similar problems in our software products; compliance with existing laws, regulations and industry initiatives and future changes in laws or regulations in the healthcare industry; possible regulation of the Company’s software by the U.S. Food and Drug Administration; the possibility of product-related liabilities; our ability to attract and retain qualified personnel; our ability to identify and complete acquisitions, manage our growth and integrate acquisitions; the ability to recognize the benefits of the merger with Misys Healthcare Systems, LLC (“MHS”); the integration of MHS with the Company and the possible disruption of current plans and operations as a result thereof; the implementation and speed of acceptance of the electronic record provisions of the American Recovery and Reinvestment Act of 2009; maintaining our intellectual property rights and litigation involving intellectual property rights; risks related to third-party suppliers; our ability to obtain, use or successfully integrate third-party licensed technology; breach of our security by third parties; and the risk factors detailed from time to time in our reports filed with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K available through the Web site maintained by the Securities and Exchange Commission at www.sec.gov. The Company undertakes no obligation to update publicly any forward-looking statement, whether as a result of new information, future events or otherwise.

About Allscripts

Vision

To bring Health to Healthcare

Clear Mission

To be the clear leader in providing innovative software, connectivity and information solutions that empower physicians and other healthcare providers to improve the health of both their patients and their bottom line

Financially Strong

Revenue run rate of ~ $660mm (Recurring Revenue ~ $400M)

Publicly-traded (Nasdaq: MDRX)

Experienced Team

2,400 employees (8/31/09)

The Time is Now…

U.S HEALTHCARE – REPORT CARD

Uncontrollable Spend	$2.2 Trillion (~1/5 of GDP)
Significant Waste	$700 Billion (~1/3 of Total Spend)
Unacceptable Quality	98,000 Deaths and 1.5 Million Injuries from Medical Errors, 7,000 Deaths from Medication Errors

Practice Automation is Critical to the Fix…

Increases the Quality of Care

Takes Costs Out

Increases Reimbursement

Improves Patient Safety

Increases Patient Satisfaction

The Opportunity

$19 billion Stimulus package

$44,000 per Physician

Funding is front-loaded

Must demonstrate meaningful use

“Meaningful Use” criteria updated by ONCHIT on 10/01/10

Funding is time-stamped

The CBO projects 90% EHR adoption by 2019

The Time is Now

Funding is Front Loaded

$30,000 (close to 70% of the funding) comes in the first two years

Must Demonstrate Meaningful Utilization

Purchase and Implementation are not enough – you must use it

Funding is Time Stamped

Incentives start in 2011, decrease over time and penalties begin in 2015

Wealth of Federal Incentives Available

The incentive per physician . . .

EHR
ePrescribe			PQRI
Stimulus	+	+
Incentive			Incentive
Funding

$44,000	$3,000- 5,000/yr.	$3,000 - $5,000/yr.
(or $64,000)		estimate
estimate
over 5 yrs.

PQRI = Physician Quality Reporting Initiative

Addressable Market

TRUE NORTH		Impact on EHR	Adoption
			EHR Penetration
Practice Size	Total	# of Practices	(FY08/09)
1-3 Physicians		163,000	~10%
4-9 Physician		27,000	~20%
10-25 Physicians		8,000	~25%
26+ Physicians		2,000	~40%
Total		200,000	~12%

Source: SK&A = SK&A Information Services which sells databases for sales and marketing success in healthcare industry

True North:

Current Market Landscape / Projections

70% of funding gone by 2013,

%

100 so the rush is on

90 80

Steeper 70 curve in 90% overall

60 Physician adoption large segment 50 by 2019, per CBO

40 26+ Providers

30 10-25 Providers

4-9 Providers

20

1-3 Providers

10 0

FY08/09

FY09/10

FY/10/11

FY11/12

FY12/13

FY13/14

FY14/15

FY15/16

FY16/17

FY17/18

FY18/19

FY19/20

70% of funding will be gone by 2013

The key is driving market penetration (not just share) in the next 2-3 years

EHR adoption w/ Stimulus is estimated by CBO to be 90% by 2019 (compared to 65% without Stimulus)

The Opportunity is Significant

The Electronic		Revenue Cycle
Health Record	+	Management	=

Significant Upside

< 20% Physician Penetration

< 10% in Smaller Groups

~10% to 20% of PM Systems Replaced/Yr.

Allscripts 3rd Largest Claims Processing Clearinghouse

Lower IT
Penetration than
Any Sector of
Economy

All Results in a $10+ Billion Market Opportunity

A Great Place to Start … Our Client Base

160,000 MDs

800+ Hospitals

8,000 Post-Acute Facilities & Organizations

90,000 MDs without an EHR

~ $1B Cross-Sell Opportunity

Why Allscripts Wins

Significant Footprint: 160,000 MDs, 800 Hospitals, 8,000 Post Acute Facilities and Homecare Agencies

All Sizes and Settings: Ambulatory and Acute, Primary Care and Specialty, Small to Large

Diversified Portfolio: Clinical and Business Solutions

All World-Class: Top Rated Consistently

Significant Breakthroughs: Innovation Comes Standard

Robust Offerings: Above and Beyond Meaningful Use

Real Utilization: Not Just Implementation

Strong ROI: The Solution That Pays You Back

Delivering the Next Step: Connect to HealthTM

A Comprehensive Portfolio

Includes: For physicians not yet

• ePrescribe

• Connect ready for an EHR

• Payerpath

• Document Management

Includes Connected Physician, plus: For physicians ready Enterprise and/or Professional EHR/ PM with connections to become “Operable” to commercial labs and imaging centers

Includes Connected EHR, plus:

Connections to other physicians, hospital ED Systems, CM systems, HIS systems, Clinical trial systems, CMS reporting, State reporting programs and RHIO’s

For Physicians Ready to “Connect to Health”

Stimulus Ready

Allscripts Distribution Network: from 220 salespeople to 1,600

The Allscripts Equation

Market Growth/Expansion Opportunity

+ Market Leadership

+ Innovation

+ Financial Stability

= Strongest Player in an Expanding Market

Financial Overview

2009 Operating Results

	Fiscal 2008	Fiscal 2009
Bookings	$317.6	$334.7
SaaS %	8%	30%
Revenue, as reported	$383.8	$548.4
AHS revenue pre-merger	285.4	124.3
Elimination of prepackaged medications	(41.9)	(29.6)
Deferred revenue adjustment	-	7.8
Non-GAAP Revenue	$627.3	$650.9
Net Income, as reported	$25.4	$26.0
AHS net income pre-merger	11.7	6.7
Elimination of prepackaged medications	(2.1)	(1.4)
Deferred revenue adjustment	-	4.7
Stock-based compensation expense	5.4	4.9
Acquisition-related amortization expense	13.9	12.0
Transaction-related expense	7.9	23.8
Tax adjustment to align fiscal 2008	(2.9)	-
Non-GAAP Net Income	$59.3	$76.7
Non-GAAP Net Income per Share (1)	$0.71	$0.60
Fully Diluted Shares Outstanding	82.9	127.6

(1) GAAP Net income per share was $0.31 for Fiscal 2008 and $0.21 for Fiscal 2009.

YTD 2010 Operating Results

	Fiscal Q1 2009	Fiscal Q1 2010
Bookings	$66.4	$97.5

	21%	26%
Revenue, as reported	$92.8	$164.9
AHS revenue pre-merger	81.8	-
Deferred revenue adjustment	-	2.6
Elimination of prepackaged medications	(9.9)	-
Non-GAAP Revenue	$164.7	$167.5

Net Income, as reported	$5.4	$12.9
AHS net income pre-merger	1.8	-
Elimination of prepackaged medications	(0.5)	-
Deferred revenue adjustment	-	1.5
Stock-based compensation expense	1.5	2.0
Acquisition-related amortization expense	2.4	3.5
Transaction-related expense	4.2	2.4
Tax adjustment for the fiscal year 2010 period to 39%	-	(0.1)

Non-GAAP Net Income	$14.8	$22.2

Non-GAAP Net Income per Share (1)	$0.18	$0.15

Fully Diluted Shares Outstanding	82.9	148.0

Q1 Highlights:

› 47% increase in bookings year/year

› Bookings growth acceleration vs. 26% in Q4 2009

› 50% increase in Non- GAAP net income

› $21.3 million in cash flow from operations

(1) GAAP Net income per share was $0.06 for FQ1 2009 and $0.09 for FQ1 2010.

2010 Outlook

	Fiscal 2009	Fiscal 2010
Bookings	$334.7		N/A
SaaS %	30%
Revenue	$650.9	$ $	680.0 to 700.0

Non GAAP Net Income

$76.7

$88.0 to $92.0

Non GAAP Net Income per Share

$0.52

$0.59 to $0.61

Proforma Share Count(1)	148.2	150.0
(1) Q4 FY 2009 share count has been used for the Fiscal	2009	denominator to aid comparability.

US GAAP Net Income to Non-GAAP Net Income Reconciliation

	Fiscal 2009	Fiscal 2010
Earnings Before Taxes, as Reported	$44.4	$ $	101.2 to 107.9
Taxes (41% in ‘09 and 40% in ‘10)	(18.4)		(40.5 to 43.1)
Net Income	$26.0	$ $	60.7 to 64.7
Adjustments
(Tax adjusted 41% in ‘09 and 39% in ‘10)
Allscripts Pre Merger Period	$6.7		-
Deferred Revenue Adjustment	4.6		2.9
Prepackaged Medications	(1.4)		-
Stock-Based Compensation	4.8		10.9
Acquisition-related Amortization Expense	12.1		13.5
Transaction-related Expense	23.7		-
Non-GAAP Net Income	$76.7	$ $	88.0 to 92.0

Illustrative Revenue Sensitivity Analysis

110,000	MDs
20%	Assumed EHR Penetration
88,000	Addressable EHR Market

	Four Year	Cumulative	Penetration	Rates
	20%	30%	40%	50%	60%
License/Service Fees	$165m	$248m	$330m	$410m	$495m
Annual Maintenance	$20m	$30m	$40m	$50m	$60m

Significant and Realizable Synergy Opportunity

Projected Cost Synergies

$25 – $30m

Cost synergies of $20m+, pre-tax, expected in first year following transaction close

Up to $25m to $30m, pre-tax, in annual cost savings within the next few years

Main drivers of cost synergies include: R&D, Marketing, Sales, Administrative Functions

Increased operating leverage expected to result in mid teens EPS growth

$20m+

First Year

Run Rate

Summary

Products	a complete portfolio of solutions..
Target	for practices in all sizes/ areas	…

Client Base

a footprint of 1 of 3 MDs in the U.S.